SUPPLEMENT DATED FEBRUARY 2, 2000

This Supplement applies to all:

o Prospectuses dated May 3, 1999, June 16, 1999 or December 10, 1999 for Variable Life Insurance Policies issued by John Hancock Life Insurance Company ("John Hancock"), John Hancock Variable Life Insurance Company ("JHVLICO"), or Investors Partner Life Insurance Company ("IPL");

o Prospectuses and Statements of Additional Information dated May 3, 1999 or August 10, 1999 for Variable Annuity Contracts issued by John Hancock or JHVLICO; and

o Prospectuses dated May 3, 1999 and Prospectus and Statement of Additional Information dated August 10, 1999 for the John Hancock Variable Series Trust I.

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On February 1, 2000, John Hancock Mutual Life Insurance Company converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation.

In each of the above-referenced prospectuses and statements of additional information, the name "John Hancock Life Insurance Company" should be substituted for the name "John Hancock Mutual Life Insurance Company" wherever it appears. JHVLICO and IPL remain wholly-owned subsidiaries of John Hancock.